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Exhibit 10.28

EXECUTION COPY

FIRST AMENDMENT TO SERIES 2001-1 SUPPLEMENT

        This First Amendment to Series 2001-1 Supplement, dated as of October 21, 2002 (this "Amendment"), is among HUNTSMAN RECEIVABLES FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), HUNTSMAN (EUROPE) BVBA, a company organized under the laws of Belgium (in its capacity as master servicer, the "Master Servicer") and J.P. MORGAN BANK (IRELAND) PLC, (f/k/a CHASE MANHATTAN BANK (IRELAND) plc), a banking institution organized under the laws of Ireland, not in its individual capacity, but solely as trustee (in such capacity, the "Master Trustee").

        WHEREAS, the parties hereto have previously entered into Amended and Restated Pooling Agreement, dated as of June 26, 2001 (the "Pooling Agreement");

        WHEREAS, the parties hereto have previously entered into that certain Series 2001-1 Supplement to the Pooling Agreement (the "Supplement")

        WHEREAS, pursuant to Section 9.05 of the Supplement, the Supplement may be amended (i) in writing from time to time by the Master Servicer, the Company and the Master Trustee with the written consent of the Funding Agent under certain circumstances;

        WHEREAS, the parties hereto desire to amend the Supplement as set forth herein in connection with the addition of originators of receivables to the master trust securitization contemplated by the Pooling Agreement;

        NOW, THEREFORE, the Company, the Master Servicer and the Trustee, with the consent of the Funding Agent, hereby agree as follows:

          1.    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling Agreement.

          2.    The definition of "Series 2001-1 Minimum Ratio" set forth in Section 1.01 of the Supplement shall be amended by deleting, in its entirety, the definition of "c" as used in the formula to compute "MR," and replacing it with the following.

      "c = with respect to Series 2001-1 Class A-1 Certificates, 14.5%, with respect to the Series 2001-1 Class A-2 Certificates, 14.5% and with respect to Series 2001-1 Class B Certificates, 12.5%, provided that if Moody's rates the senior unsecured long-term debt obligations of the Servicer Guarantor "B2" or better for a continuous period of 6 months, such percentages shall, with the consent of Moody's, be reduced as follows: the percentage with respect to the Series 2001-1 Class A-1 Certificates shall be reduced to 13.5%, the percentage with respect to the Series 2001-1 Class A-2 Certificates shall be reduced to 13.5% and the percentage with respect to the Series 2001-1 Class B Certificates shall be reduced to 11.5%."

          3.    Except as expressly amended by this Amendment, the Supplement is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.

          4.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          5.    The headings of the paragraphs contained in this Amendment are provided for convenience only. They form no part of this Amendment and shall not affect its construction or interpretation. All references to sections or subsections herein refer to sections or subsections of the Supplement, as amended hereby.

          6.    This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

        This First Amendment to Series 2001-1 Supplement shall amend the Supplement effective as of the date hereof.

By:	HUNTSMAN RECEIVABLES FINANCE LLC, as the Company	By:	HUNTSMAN (EUROPE) BVBA, as Master Servicer

By:	/s/ PETER R. HUNTSMAN Authorized Signatory	By:	/s/ J. KIMO ESPLIN Authorized Signatory
	Name: Peter R. Huntsman Title: President		Name: J. Kimo Esplin Title: Manager

By:	J.P. MORGAN BANK (IRELAND) PLC, not in its individual capacity but solely as Trustee

By:	/s/ DEAN FLETCHER Authorized Signatory
Name: Dean Fletcher Title: Director

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  Exhibit 10.28
FIRST AMENDMENT TO SERIES 2001-1 SUPPLEMENT